EXHIBIT 10.1
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                                 PRESSTEK, INC.

                      2003 STOCK OPTION AND INCENTIVE PLAN

1.   PURPOSE AND ELIGIBILITY

     The purpose of this 2003 STOCK OPTION AND INCENTIVE PLAN (the "PLAN") of PRESSTEK, INC. (the "COMPANY") is to provide stock options, stock issuances and other equity interests in the Company (each, an "AWARD") to employees, officers, directors (including directors who are not an employee or officer of the Company, such directors being referred to herein as "NON-EMPLOYEE DIRECTORS"), consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "PARTICIPANT". Additional definitions are contained in Section 12(a).

2.   ADMINISTRATION

     a. ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board of Directors of the Company (the "BOARD"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, to construe and determine the respective option agreement, Awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, to determine the terms and provisions of the respective option agreements and Awards, which need not be identical, to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any option agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

     b. APPOINTMENT OF COMMITTEE. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "COMMITTEE"). All references in the Plan to the "BOARD" shall mean such Committee or the Board.

     c. DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine; provided, however, that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such officer or officers. All such Awards shall be documented in the same manner and fashion as Awards made by the Board. The Board may, by a resolution adopted by the board, authorize one or more officers of the corporation to do one or both of the following: (i) designate officers and employees of the corporation or of any of its subsidiaries to be recipients of Awards created by the corporation and (ii) determine the number of such Awards to be received by such officers and employees; provided, however, that the resolution so authorizing such officer or officers shall specify the maximum number of Awards such officer or officers may so award. The Board may not authorize an officer to designate himself or herself as a recipient of any such Awards.

     d. APPLICABILITY OF RULE 16b-3. Those provisions of the Plan which makes express reference to Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 (the "EXCHANGE ACT") or, any successor rules ("RULE 16b-3") or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a "REPORTING PERSON").

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     e. APPLICABILITY OF SECTION 162(m).  Those provisions of the Plan which are required by or make express reference to Section 162(m) of the Internal Revenue Code or any regulations thereunder, or any successor section of the Code or regulations thereunder ("SECTION 162(m)") shall apply only while the Company is a company that is subject to Section 162(m). Notwithstanding any provisions in this Plan to the contrary, whenever the Board is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162(m) to fail to so qualify under
Section 162(m).

     f. GRANT OF OPTIONS TO DIRECTORS AND OFFICERS. The selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a participant, the timing of the grant of the Award, the exercise price or sale price of the Award and the number of shares for which an Award may be granted to such director or officer shall be determined either (i) by the Board, of which all members shall be "disinterested persons" (as hereinafter defined), or (ii) by a committee of two or more directors having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of the Plan, a director shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3 of the Exchange Act, as such terms are interpreted from time to time.

3.   STOCK AVAILABLE FOR AWARDS

     a. NUMBER OF SHARES. Subject to adjustment under Section 3(c), the aggregate number of shares of common stock of the Company (the "COMMON STOCK") that may be issued pursuant to the Plan is 2,000,000 shares. Except as may be prohibited by Rule 16b-3, if any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject to the limitations set forth in Section 3b. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 2,000,000. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     b. PER-PARTICIPANT LIMIT. Subject to adjustment under Section 3(c), no Participant may be granted Awards to purchase, over the ten year term of this Plan, more than an aggregate of 1,000,000 shares of Common Stock.

     c. ADJUSTMENT TO COMMON STOCK. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option (as defined below), (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 8(f)(i) applies for any event, this Section 3(c) shall not be applicable.

4.   STOCK OPTIONS

     a. GENERAL. The Board may grant options to purchase Common Stock (each, an "OPTION") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

     b. INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "INCENTIVE STOCK OPTION") shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of
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the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "NONSTATUTORY STOCK OPTION."

     c. DOLLAR LIMITATION. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (as defined below) of more than $100,000 (determined as of the respective date or dates of grant). To the extent that any such Incentive Stock Options exceed the $100,000 limitation, such Options shall be deemed to be Nonstatutory Stock Options.

     d. EXERCISE PRICE. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable option agreement.

     e. DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     f. EXERCISE OF OPTION. Options may be exercised only by delivery to the Company, or to such representative as the Company shall designate, by the proper person of a notice of exercise, in writing or by electronic transmission, together with payment in full as specified in Section 4(g) or the option agreement for the number of shares for which the Option is exercised.

     g. PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

          (i) by check payable to the order of the Company;

          (ii) if the Common Stock is then publicly traded, to the extent permitted by applicable law and except as otherwise explicitly provided in the applicable option agreement, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price of the underlying Option being exercised, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii) to the extent explicitly provided in the applicable option agreement by (a) delivery of shares of Common Stock owned by the Participant (such shares not having been acquired within the prior six months by the Participant pursuant to an Option exercise) valued at Fair Market Value (as determined in accordance with the Plan) or (b) payment of such other lawful consideration as the Board may determine. The fair market value of any other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

5.   RESTRICTED STOCK

     a. GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "RESTRICTED STOCK AWARD").

     b. TERMS AND CONDITIONS. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by the
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Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "DESIGNATED BENEFICIARY"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6.   OTHER STOCK-BASED AWARDS

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.   AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

     a. AUTOMATIC GRANT OF OPTIONS. Subject to the availability of shares under this Plan, (a) each Non-Employee Director who is initially elected a member of the Board during the term of this Plan shall, on the date of such initial election without further action by the Board, be automatically granted a Nonstatutory Stock Option to purchase 25,000 shares of Common Stock (an "INITIAL OPTION"); and (b) on the first business day of July of each year, starting on July 1, 2004, each Non-Employee Director then in office shall be automatically granted a Nonstatutory Option to purchase 7,500 shares of Common Stock (an "ANNUAL OPTION").

     b. OPTION PRICE. The purchase price of the shares subject to each Initial Option or Annual Option granted hereunder shall be 100% of the Fair Market Value of such shares on the date of grant of such Option.

     c. PERIOD OF OPTIONS. Unless sooner terminated in accordance with the provisions of Section 11 of this Plan, each Initial Option and Annual Option granted hereunder shall expire on the date which is ten years after the date of grant of such Option.

     d. VESTING.

          (i) Initial Options and Annual Options granted under this Plan shall vest in the holder thereof and thus become fully exercisable on the first anniversary of the date of grant of such Option.

          (ii) Notwithstanding Section 7(d)(i), if a Non-Employee Director attends less than 75% of the meetings of the Board of Directors, together with the meetings of any committee of the Board of Directors of which he or she is a member (EACH A "BOARD MEETING"), held in any fiscal year, then such Non-Employee Director shall forfeit his or her exercise rights with respect to the Annual Option granted on the first business day of July of such fiscal year, in proportion to the percentage of Board Meetings not attended by such Non-Employee Director during the Default Year. By way of illustration, if a Non-Employee Director attends only 50% of the actual Board Meetings (whether regular or special) held in any fiscal year, then such Non-Employee Director shall forfeit the right to exercise 50% of the Annual Option granted on the first business day of July of such fiscal year.

8.   GENERAL PROVISIONS APPLICABLE TO AWARDS

     a. TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that Nonstatutory Options may be transferred pursuant to a domestic relations order (as defined in the Code) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Option which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b. DOCUMENTATION. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated

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by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan.

     c. BOARD DISCRETION. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     d. ADDITIONAL AWARD PROVISIONS. To the extent permitted by applicable law, the Board may, in its sole discretion, include additional provisions in any Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans, to transfer other property to a Participant upon the exercise of an Award, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     e. TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options; provided, however, that if a Non-Employee Director shall cease to be a member of the Board for any reason other than "FOR CAUSE" termination as defined in Section 11 of this Plan, the Initial Option and each Annual Option granted to the Non-Employee Director shall remain exercisable (to the extent any such Option was exercisable on the date the Non-Employee Director ceased to be a member of the Board) until the expiration of such Option in accordance with Section 7(c) of this Plan.

     f. ACQUISITION OF THE COMPANY; CONSEQUENCES OF AN ACQUISITION.

     (i) TREATMENT OF ACQUISITION. Unless otherwise expressly provided in the applicable Award, upon the occurrence of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 8(f), also the "BOARD"), shall, as to outstanding Awards (on the same basis or on different bases, as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or
(c) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the Fair Market Value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, on the same basis or on different bases as the Board shall specify, upon written notice to the affected Participants, provide that one or more Options then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate; or provide that one or more Options then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options over the exercise price thereof; provided, however, that before terminating any portion of an Option that is not vested or exercisable (other than in exchange for cash payment), the Board must first accelerate in full the exercisability of the portion that is to be terminated. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Award pursuant to this Section 8(f)(i). The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

     Notwithstanding the provisions of this Section 8(f), (i) immediately prior to the consummation of an Acquisition, the remaining unvested portion of the Initial Option and each Annual Option held by a Non-Employee Director shall become vested and exercisable by such Non-Employee Director, and (ii) upon an Acquisition, the vesting provisions of all Awards held by a Participant shall, at a minimum, become accelerated by one year in the event that (a) the acquiring or surviving entity does not assume the Award or replace the Award held by such participant with a substantially similar Award, or (b) any such Participant,
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who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition, is terminated "WITHOUT CAUSE" or terminates his or her own employment "FOR GOOD REASON" prior to the first anniversary of the consummation of the Acquisition.

     It shall be deemed to be a constructive termination "WITHOUT CAUSE" or "FOR GOOD REASON" if: (i) the Participant's annual salary or bonus arrangement is actually reduced in any material way without his or her written consent; (ii) the Participant is actually relocated to another office or facility to a location outside of a radius of 30 miles from any Company facility at which the Participant was employed at the time of the Acquisition and without the Participant's written consent; (iii) there occurs an Acquisition, unless the successor to which all or a significant portion of the Company's business and/or assets have been transferred (directly or by operation of law) shall have assumed all duties and obligations of the Company under this Plan; or (iv) the successor to the Company shall have materially and adversely impaired Participant's rights under this Plan.

     Notwithstanding anything herein to the contrary, as to any Participant, the remaining unvested portion of any Option or Award held by such Participant shall become vested and exercisable in the event of an Acquisition, if the acceleration of such vesting is otherwise set forth in any employment offer letter, employment agreement, option agreement or other agreement with such person and such offer or agreement is executed at the time of, or reasonably contemporaneous with, the initial employment of the Participant, or is otherwise set forth in any option agreement or other agreement which provides for the grant of additional Awards to a Participant following commencement of employment.

     (ii). ACQUISITION DEFINED. An "ACQUISITION" shall mean: (a) any merger, business combination, consolidation or purchase of outstanding capital stock of the Company in a business combination after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction); (b) any sale of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction); or (c) any other acquisition of the business of the Company in which the Company is the target of the acquisition, as reasonably determined by the Board.

     (iii). ASSUMPTION OF OPTIONS UPON CERTAIN EVENTS. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     g. PARACHUTE PAYMENTS AND PARACHUTE AWARDS. Notwithstanding the provisions of Section 8(f), if, in connection with an Acquisition described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "PARACHUTE AWARDS"); provided, however, that if the "AGGREGATE PRESENT VALUE" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "AGGREGATE PRESENT VALUE" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 8(g) shall be made by the Company.

     h. AMENDMENT OF AWARDS. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, modifying the exercise price, and converting an Incentive Stock
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Option to a Nonstatutory Stock Option, provided that, except as otherwise provided in Section 8(g), the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     i. CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     j. ACCELERATION. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option. In the event of the acceleration of the exercisability of one or more outstanding Options, including pursuant to Section 8(f)(i), the Board may provide, as a condition of full exercisability of any or all such Options, that the Common Stock or other substituted consideration, including cash, as to which exercisability has been accelerated shall be restricted and subject to forfeiture back to the Company at the option of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted stock or other consideration being equivalent to the timing and other terms of the superseded exercise schedule of the related Option.

9.   WITHHOLDING

     Prior to the issuance of any shares of Common Stock subject to an Award, the Company shall have the right to deduct from payments of any kind otherwise due to the Participant of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of an Option under the Plan or the purchase of shares subject to an Award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, a Participant may elect to satisfy such tax obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (ii) by delivering to the Company shares of Common Stock already owned by the Participant. The shares so withheld or delivered shall have an aggregate Fair Market Value equal to the amount of the withholding obligation. A Participant who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

10.  COMPANY'S RIGHT OF REPURCHASE

     a. Repurchase Option; Termination of Award. If, with respect to a Participant, any of the events specified in Section 10(b) below occur, then,

          (i) with respect to those shares of Common Stock acquired pursuant to an Award by the Participant within the six month period preceding the occurrence of such event, and

          (ii) with respect to all shares of Common Stock acquired pursuant to an Award by the Participant after the occurrence of such event,

     within 180 days after the Company receives actual knowledge of the event (the "REPURCHASE PERIOD"), the Company shall have the right, but not the obligation, to repurchase from the Participant, or his or her legal
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representative, as the case may be, all or a portion of the shares of Common
Stock set forth in (i) and (ii) above, regardless of whether such Participant is then still employed or engaged by, or otherwise has a relationship with the Company (the "REPURCHASE OPTION"). The Repurchase Option shall be exercised by the Company by giving the Participant, or his or her legal representative, written notice of its intention to exercise the Repurchase Option on or before the last day of the Repurchase Period. The Company may exercise its Repurchase Option by tendering to the Participant, or his or her legal representative, or delivering to an escrow account for the benefit of the Participant, or his or legal representative, an amount equal to the price originally paid by the Participant to the Company, subject to adjustment as provided in Section 3(c), for each share of Common Stock to be repurchased by the Company hereunder. Upon timely exercise of the Repurchase Option in the manner provided in this Section 10(a), the Participant, or his or her legal representative, shall deliver to the Company the stock certificate or certificates representing the shares purchased by the Participant under this Plan, as set forth in (i) and (ii) above, and to be repurchased by the Company hereunder, duly endorsed and free and clear of any and all liens, charges and encumbrances. If the Participant shall fail to deliver such stock certificate or certificates, the Company shall be entitled to instruct its transfer agent to take such action as may be necessary to remove the requisite number of shares of Common Stock registered in the name of the Participant from the books and records of the Company. The Repurchase Option and any right of the Company to payment pursuant to Section 10(c) hereof shall be a right of the Company in addition to any and all other rights of the Company and remedies available to the Company, whether at law or in equity. Furthermore, upon the Company receiving actual knowledge of the occurrence of any of the events specified in Section 10(b) below, all Awards granted to such Participant shall immediately terminate and shall thereupon not be exercisable to any extent whatsoever. The Board or, in the case of an employee that is not an executive officer, the President may waive or modify the provisions of this Section 10 with respect to any individual Participant, with regard to the facts and circumstances of any particular situation involving a determination under this
Section 10.

     b. TRIGGERING EVENTS. The Company shall have the Repurchase Option in the event that any of the following events shall occur:

          (i) gross misconduct by the Participant which results in loss, damage or injury to the Company, its goodwill, business or reputation;

          (ii) the commission of an act of embezzlement, fraud or breach of fiduciary duty which results in loss, damage or injury to the Company, its goodwill, business or reputation;

          (iii) the unauthorized disclosure or misappropriation of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company;

          (iv) the commission of an act which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company;

          (v) the conviction of the Participant of a felony which materially interferes with such Participant's ability to perform his or her services for the Company or which results in loss, damage or injury to the Company, its goodwill, business or reputation;

          (vi) the violation (or threatened violation) by the Participant, in any material respect, of a non-competition, non-solicitation, non-disclosure or assignment of inventions covenant between the Participant and the Company;

          (vii) the engagement, whether directly or indirectly, by the Participant, during the period of his or her employment, engagement or relationship with the Company or for a period of one (1) year after the termination of his or her employment, engagement or relationship (for any reason), in a business or other commercial activity which is or may be competitive with the business being conducted by the Company at such time;

          (viii) the solicitation, diversion or taking away by the Participant, or the attempted solicitation, diversion or taking away by the Participant, whether directly or indirectly, during the period of his or her employment, engagement or relationship with the Company or for a period of one (1) year after the termination of his or her employment, engagement or relationship (for any reason), of any of the customers, business or prospective customers of the Company then in existence and with whom the Participant had contact or about whom the Participant gained confidential information during the Participant's employment, engagement or relationship with the Company (prospective customer shall mean any person or entity being solicited by the Company during the time the Participant was employed or engaged by the Company); or

          (ix) the solicitation, recruiting or hiring by the Participant, or the attempted solicitation, recruiting, or hiring by the Participant, whether directly or indirectly, during the period of his or her employment or for a period of one (1) year after the termination of his or her employment, engagement or relationship (for any reason), engagement or relationship with the Company, of any employee of the Company.

     c. REPURCHASE PRICE. In the event that at the time the Company wishes to exercise its Repurchase Option, the Participant ceases to own a sufficient number of shares of Common Stock acquired by him or her under the Plan to satisfy the Company's Repurchase Option, in addition to performing any obligations necessary to satisfy the Company's exercise of its Repurchase Option of those shares of Common Stock available for repurchase, the Participant shall be required to deliver to the Company, for each share of Common Stock that is the subject of the Repurchase Option and is not available for repurchase as it has been sold or transferred, an aggregate cash amount, if positive, equal to the difference between the Fair Market Value of each share of Common Stock sold or transferred by the Participant and the price originally paid by the Participant to the Company for each such share of Common Stock so sold or transferred by the Participant, as adjusted pursuant to Section 3(c). The Fair Market Value of each share of Common Stock sold or transferred by the Participant shall be determined as of the date of such sale or transfer.

11. NO EXERCISE OF OPTION IF EMPLOYMENT, ENGAGEMENT OR RELATIONSHIP TERMINATED FOR CAUSE

     If a Participant's employment, engagement or relationship with the Company is terminated "FOR CAUSE," the Award may terminate, (pursuant to a determination of the Board in accordance with the terms of the applicable agreement for such Award), on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever. For purposes of this Section 11, "FOR CAUSE" is any conduct during the term of a Participant's employment, engagement or relationship with the Company that gives rise to the Company's Repurchase Option, as set forth in Section 10 of this Plan, in each case, as determined by the Board or, in the case of employees who are not executive officers, by the President. The Board or, in the case of an employee that is not an executive officer, the President may waive or modify the provisions of this Section 11 with respect to any individual Participant, with regard to the facts and circumstances of any particular situation involving a determination under this
Section 11.

12.  MISCELLANEOUS

     a. DEFINITIONS.

          (i) "COMPANY," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Presstek, Inc., as defined in Section 424(f) of the Code (a "SUBSIDIARY"), and any present or future parent corporation of Presstek, Inc., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "COMPANY" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

          (ii) "CODE" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

          (iii) "EMPLOYEE," for purposes of eligibility under the Plan, shall include a person to whom an offer of employment has been extended by the Company and who has actually commenced employment with the Company, whether full or part-time status.

          (iv) "FAIR MARKET VALUE" of the Company's Common Stock on any date means (i) the average (on that date) of the high and low prices of the

     Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length, revenues and operating earnings of the Company for the most recent twelve-month period, projected revenues and operating earnings of the Company for the next twelve-month period, discounted positive cash flow of the Company, the nature and timing of any product releases and product shipments, generation of significant orders, cash flow from operations, consummation of relationships with strategic partners, the book value of the Company's assets as recorded on the most recently prepared balance sheet of the Company, the price/earnings multiples of comparable publicly traded companies (and adjusted for any illiquidity associated with the Company's Common Stock). The Board or Committee's determination shall be conclusive as to the Fair Market Value of the Common Stock.

     b. NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

     c. NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     d. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

     e. AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time subject, in the case of amendments, to any applicable statutory or regulatory requirements to obtain stockholder approval when and if so required.

     f. ARBITRATION. Any dispute, controversy, or claim arising out of, in connection with this Plan or any agreement applicable to an Award granted under this Plan, or relating to the performance of any such agreement, shall be settled by arbitration in the state of New Hampshire, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

     g. GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

                      Adopted by the Board of Directors on:
                                February 11, 2003

                        Approved by the stockholders on:
                                  June 17, 2003